SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2700 West Sahara Avenue, Las Vegas, Nevada 89102
(Address of principal executive offices)
Registrant’s telephone number, including area code: (702) 248-4200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 14, 2009, Western Alliance Bancorporation, a Nevada corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein, relating to the offering of 29,200,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). A copy of the Underwriting Agreement is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Additionally, the opinion and consent of Jones Vargas, Chartered as to the validity of the shares of Common Stock offered pursuant to the Prospectus Supplement dated May 14, 2009 is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-158971) as an exhibit thereto.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Description

1.1	Underwriting Agreement, dated May 14, 2009, between Western Alliance Bancorporation and Keefe, Bruyette & Woods, Inc., as representative of the underwriters.

5.1	Opinion of Jones Vargas, Chartered regarding the legality of the securities offered.

23.1	Consent of Jones Vargas, Chartered (included in Exhibit 5.1).

99.1	Press release dated May 14, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION (Registrant)
/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

Date: May 15, 2009

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement, dated May 14, 2009, between Western Alliance Bancorporation and Keefe, Bruyette & Woods, Inc., as representative of the underwriters.

5.1	Opinion of Jones Vargas, Chartered regarding the legality of the securities offered.

23.1	Consent of Jones Vargas, Chartered (included in Exhibit 5.1).

99.1	Press release dated May 14, 2009.